UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) July 27, 2007

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation

001-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On Thursday, July 26, 2007, ATSI Communications, Inc. (the "Registrant") issued a press release announcing that the Company has successfully completed the expansion of its NexTone Intelliconnect™ System by adding 1000 ports of capacity to its Multiprotocol Session Exchange and Session Border Controller. The Company has continued to expand its network with NexTone technology to support growth in its core business. VoIP minutes of use, measured monthly, have increased over 900% since ATSI acquired the first Nextone system in June 2004.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

99.1    Press release dated July 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications, Inc.

Dated: July 27, 2007	By:	/s/ Antonio Estrada
Antonio Estrada
Corporate Controller

EXHIBIT INDEX

99.1 Press release dated July 26, 2007